                                     [LOGO]
                              SOURCE CAPITAL, INC.

                               SEMI-ANNUAL REPORT
                     for the six months ended June 30, 1997

                         SUMMARY FINANCIAL INFORMATION

                                                                              Six months ended                Year ended
                                                                                June 30, 1997              December 31, 1996
                                                                         ---------------------------  ---------------------------
                                                                             Total                        Total
                                                                              Net        Per Common        Net        Per Common
                                                                             Assets         Share         Assets         Share
                                                                         --------------  -----------  --------------  -----------
Beginning of period....................................................  $  382,146,427   $   45.35   $  362,086,804   $   42.58
Net gain on investments, realized and unrealized.......................      39,871,839        5.46       59,669,461        8.25
Income available to Common shareholders................................       1,580,911        0.22        4,722,996        0.65
Regular distributions to Common shareholders...........................     (13,504,003)      (1.85)     (44,332,834)      (6.13)
Proceeds from shares issued for distributions reinvested
  by shareholders......................................................       3,363,744          --               --          --
                                                                         --------------  -----------  --------------  -----------
    Net changes during period..........................................  $   31,312,491   $    3.83   $   20,059,623   $    2.77
                                                                         --------------  -----------  --------------  -----------
End of period..........................................................  $  413,458,918   $   49.18   $  382,146,427   $   45.35
                                                                         --------------  -----------  --------------  -----------
                                                                         --------------  -----------  --------------  -----------

                                                                          June 30, 1997  December 31, 1996  December 31, 1995
                                                                          -------------  -----------------  -----------------
Common market price per share...........................................           47           45 1/2             41 7/8
Common market premium (discount) to net asset value.....................       (4.4)%             0.3%             (1.7)%
Preferred asset coverage................................................         763%             706%               669%
Preferred liquidation preference per share..............................    $   27.50        $   27.50          $   27.50
Preferred market price per share........................................       28 1/2           28 5/8             28 1/2

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $413,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,306,292 shares of Common Stock.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 17 subsequent increases to the current rate of $4.00 (effective for the distribution payable September 15, 1997). Maintenance of the current $4.00 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $40.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Source Capital's total net assets increased from $375,667,984 to $413,458,918 during the second quarter. Net asset value per Common share amounted to $49.18 at June 30, 1997 compared with $44.01 at March 31, 1997 and $45.35 at year-end 1996. These changes in net asset value were net of cash distributions of $0.925 paid in both the first and second quarters.

INVESTMENT RESULTS, 1997 FIRST HALF

  For the six months ended June 30, 1997 the net asset value per share of Source Capital's Common Stock increased by 12.9%, including distributions paid during the period, while total net assets gained 11.7%. These returns compare with a 11.3% increase in the Russell 2500 Index. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 1997 SECOND QUARTER

  In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 14.0%, including the $0.925 distribution paid during the period, while total net assets gained 12.3%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 15.1% during the quarter, also on a reinvestment basis.

NET INVESTMENT INCOME

  Net investment income amounted to $1,967,579 and $3,943,965 for the second quarter and six months, respectively, as against $2,203,094 and $4,553,506 in the comparable periods of 1996. After providing for Preferred dividends, net investment income per Common share was $0.11 and $0.22 for the quarter and six-month periods, respectively, compared to the $0.14 and $0.30 earned in the corresponding periods of 1996.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution of $0.925 per share was paid on June 15, 1997 to shareholders of record on May 23, 1997. This payment marks the 20th anniversary of Source Capital's 10% Distribution Policy which calls for total annual payments approximating 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy, continuing growth in net asset value has led to 17 increases in the distribution rate totaling 186%. The most recent increase in the distribution rate was approved by the Board of Directors on August 4, 1997, raising the annualized rate to $4.00 for the distribution payable September 15, 1997 -- the original rate adopted in June 1976 was $1.40. The growth in the net asset value which has permitted this continuing expansion in cash distributions has been achieved despite distributions in excess of net investment income of $282,927,972 or $44.06 per Common share, and payments of federal income tax on undistributed realized capital gains amounting to $36,198,677 or $5.99 per Common share. Maintenance of the current $4.00 rate is dependent upon achieving long-term investment results which sustain a net asset value of approximately $40.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on June 15, 1997, to shareholders of record on May 23, 1997. The changes in the Company's total net assets since year-end 1996 have resulted in changes in the Preferred shares' asset coverage from 706% at December 31, 1996 to 694% at March 31, 1997, and 763% at June 30, 1997. The decrease in net investment income led to a decline in Preferred dividend coverage to 167% for both the second quarter and the six months, compared to 186% and 193% in the corresponding periods of 1996.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock increased from $45 1/2 to $47 during the first half of 1997. As this $1.50 increase in market price was less than the $3.83 gain in the underlying net asset value, the market premium to net asset value of 0.3% at year-end 1996 decreased to a discount of 4.4% at June 30, 1997. The market price of Source Capital Preferred Stock decreased to $28 1/2 at June 30, 1997 from $28 5/8 at year-end 1996.

COMMENTARY

  We have noted for some time that the stock market's gains have been led by the biggest of the big stocks, and this has continued in 1997. The S&P 500 Index as a whole is up 20.5% year-to-date, while the 50 largest S&P stocks (comprising about half of the Index's market cap) are up 26.2%. In contrast, the remaining 450 are ahead "only" 15.8%. Over the past twelve months, the difference is even greater -- a gain of 46% for the top 50 vs. 26% for the rest.

 Although the market's valuation level continues to be rich by historical standards, we can take some comfort in the quality and relative valuations of the companies in the Source Capital portfolio, compared to the market as a whole. We continue to attain our objective of owning better companies at lower valuations. As shown in the table below, the companies Source Capital owns have achieved faster growth, earned higher returns, and possess superior balance sheets, yet are priced at lower PE ratios, compared to the average S&P 500 Index company.

                                                  S&P 500
                                     Source*      Index*
                                   -----------  -----------
    EPS Growth Rate (10Yr.)               17%          11%
    Return on Assets                      11%           6%
    Debt % Capital                        24%          54%
    PE Ratio                              17x          23x

    * Industrial companies only (i.e. excludes banks and insurance)

 ARBOR DRUGS, owned by Source Capital since 1995, is a good example of the high quality companies we strive to own, but also of the increasingly high valuations which many of our stocks have reached.

 Arbor was founded in 1963 by twenty-six year old Eugene Applebaum, who remains the CEO, with a single store in Dearborn, Michigan. It grew slowly but steadily, and when it first sold shares to the public in 1986, it had about fifty stores. Unit growth since then has been at a 13% rate and Arbor now has 200 stores, all in southeastern Michigan.

 Arbor's store growth has resulted in a remarkable increase in its market share in the Detroit Metropolitan area, from 3% fifteen years ago, to 10-12% at the time of the initial public offering, to 45% today. Much of this growth came from the declining role of independent drug stores, but of the drug chains operating in this market, only Arbor gained share. The number two Detroit chain, Perry Drugs (now owned by Rite Aid), only held its share constant over the past ten years, at about 25%, while Arbor's share was quadrupling.

 Arbor's rapid sales and unit growth has been achieved in the "right way," -- not just by opening new stores, but by opening profitable ones. About half of sales growth has come from new units and half from growth in stores already open for over a year, an impressive achievement. Arbor's growth has been largely self-funded -- it has raised no new capital since 1991, and balance sheet leverage has steadily decreased. In fact, cash balances of $40 million exceed Arbor's $15 million of debt. Return on equity has held steady in the 16-19% range. Ten year growth in EPS is 14% per year.

 Arbor plans to continue to grow its store base, opening about 100 new stores in the next 4-5 years. It is finding opportunities in other Michigan cities, notably Flint, as well as in the under-stored city of Detroit -- most of Arbor's stores are in the suburbs. Arbor also recently expanded its distribution facility -- its warehouse can now support 400 stores, twice their existing store base.

 Arbor has achieved its high returns by understanding its customers' need for convenience, courteous and professional service, excellent assortment in clean and orderly stores, and fair prices. Its state-of-the-art stores achieve industry leading sales per square foot of $550, and total sales per store of $4.7 million, while earning the highest operating margins in the business.

 There are a few competitive challenges to Arbor which have appeared in recent years, but we do not believe they currently represent a serious threat to its future success. As mentioned earlier, Rite Aid purchased Arbor's chief competitor Perry Drugs in early 1995. Perry was not a well-run chain and Rite Aid has clearly improved its operations, though any adverse effect on Arbor's market share or profitability is hard to detect. In addition, in May 1996 Walgreen announced that it planned to enter the Detroit market, and has recently opened its first few units. Although the entry of these two large and well capitalized companies will make prime real estate more difficult to obtain, there is no reason to expect a serious threat to Arbor's market dominance or profitability. Arbor has the most stores, the best locations, the leading name in the market, and store level execution as good as anybody in the industry. Its buying power, compact market area, and great balance sheet give it a highly competitive cost structure.

 Although we are very pleased with Arbor's superior operating performance, excellent earnings growth and high returns, its increasingly high valuation has made it difficult to hold, and we have been net sellers over the past year, though Source Capital continues to own a substantial position. At its June 30, 1997 price of 20 1/8, Arbor was priced at 24.5x trailing 12-month earnings, a bit higher than the S&P Industrials and "cheap" only if compared to Walgreen, which, with returns on capital, balance sheet and growth record similar to Arbor's, was valued at 32x earnings.

 Today's fully-priced stock market is not providing many opportunities to buy companies of Arbor's quality at reasonable prices. As a result, we find ourselves in a dilemma -- we hold a portfolio of high quality companies, many of which, like Arbor, are fully priced, yet we are reluctant to reduce positions further in the absence of replacement ideas. We are confident that this situation will not continue indefinitely, but until it ends, our position is an uncomfortable one.

Respectfully submitted,

/s/ ERIC S. ENDE

Eric S. Ende
Senior Vice President and
  Chief Investment Officer

August 5, 1997

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 1997

COMMON STOCKS                                                               Shares          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
PRODUCER DURABLE GOODS -- 17.0%
Donaldson Company, Inc..................................................      211,200  $    5,373,037  $    8,025,600
Federal Signal Corporation..............................................      178,200       3,948,396       4,477,275
Graco Inc...............................................................      282,000       5,687,177       8,495,250
Holophane Corporation*..................................................      526,900       9,158,601      10,538,000
IDEX Corporation........................................................      405,800       9,661,455      13,391,400
Kaydon Corporation......................................................      213,400       5,736,940      10,589,975
Leggett & Platt, Incorporated...........................................      164,000       3,820,358       7,052,000
TriMas Corporation......................................................      265,810       6,087,667       7,475,906
                                                                                       --------------  --------------
                                                                                       $   49,473,631  $   70,045,406
                                                                                       --------------  --------------
MATERIALS -- 10.3%
Bandag, Incorporated....................................................      192,000  $    8,983,060  $    9,408,000
Caraustar Industries, Inc...............................................      437,500       9,448,417      15,148,438
Nucor Corporation.......................................................      104,500       4,968,043       5,904,250
OM Group, Inc...........................................................      229,800       5,666,441       7,612,125
Unifi, Inc..............................................................      116,100       2,599,542       4,339,237
                                                                                       --------------  --------------
                                                                                       $   31,665,503  $   42,412,050
                                                                                       --------------  --------------
BUSINESS SERVICES & SUPPLIES -- 9.9%
Arrow Electronics, Inc.*................................................      119,000  $    5,197,313  $    6,321,875
Bacou USA, Inc.*........................................................      276,500       4,547,156       4,493,125
Devon Group, Inc.*......................................................      195,300       3,007,100       6,981,975
Expeditors International of Washington, Inc.............................      199,500       1,280,824       5,660,813
Franklin Covey Co.*.....................................................      295,700       6,213,005       7,484,906
Kennametal Inc..........................................................       70,000       2,436,097       3,010,000
Manpower Inc............................................................      158,100       4,013,866       7,035,450
                                                                                       --------------  --------------
                                                                                       $   26,695,361  $   40,988,144
                                                                                       --------------  --------------
RETAILING -- 7.8%
Arbor Drugs, Inc........................................................      378,900  $    4,228,560  $    7,625,363
Bob Evans Farms, Inc....................................................      292,600       5,838,256       4,955,912
Circuit City Stores, Inc................................................      163,900       4,946,815       5,828,694
O'Reilly Automotive, Inc.*..............................................      112,200       3,617,213       4,319,700
Toys "R" Us, Inc.*......................................................      183,200       4,730,405       6,412,000
Viking Office Products, Inc.*...........................................      163,300       2,298,852       3,102,700
                                                                                       --------------  --------------
                                                                                       $   25,660,101  $   32,244,369
                                                                                       --------------  --------------
CONSUMER NON-DURABLE GOODS -- 6.8%
Lancaster Colony Corporation............................................      260,300  $    9,018,751  $   12,592,013
Newell Co...............................................................      141,600       3,402,026       5,610,900
Tupperware Corporation..................................................      275,000      10,903,667      10,037,500
                                                                                       --------------  --------------
                                                                                       $   23,324,444  $   28,240,413
                                                                                       --------------  --------------
HEALTH CARE -- 5.2%
Allergan, Inc...........................................................      306,100  $    7,457,577  $    9,737,806
DENTSPLY International Inc..............................................      143,500       5,130,667       7,031,500
Landauer, Inc...........................................................      199,600       4,005,745       4,628,225
                                                                                       --------------  --------------
                                                                                       $   16,593,989  $   21,397,531
                                                                                       --------------  --------------
TECHNOLOGY -- 4.0%
Belden Inc..............................................................      216,200  $    6,054,629  $    7,364,312
Methode Electronics, Inc. (Class A).....................................      468,000       7,289,635       9,301,500
                                                                                       --------------  --------------
                                                                                       $   13,344,264  $   16,665,812
                                                                                       --------------  --------------
INSURANCE -- 4.0%
Horace Mann Educators Corporation.......................................       80,400  $    1,873,489  $    3,939,600
Poe & Brown, Inc........................................................      182,900       4,560,785       6,767,300
Progressive Corporation, The............................................       67,900       2,631,524       5,907,300
                                                                                       --------------  --------------
                                                                                       $    9,065,798  $   16,614,200
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS
                                   CONTINUED

                                                                           Shares or
                                                                             Face
COMMON STOCKS (CONTINUED)                                                   Amount          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
ENTERTAINMENT -- 2.8%
Carnival Corporation (Class A)..........................................      284,400  $    6,350,631  $   11,731,500
                                                                                       --------------  --------------
CONSUMER DURABLE GOODS -- 2.7%
Cooper Tire & Rubber Company............................................      388,000  $    8,907,338  $    8,536,000
Juno Lighting, Inc......................................................      158,100       2,283,189       2,569,125
                                                                                       --------------  --------------
                                                                                       $   11,190,527  $   11,105,125
                                                                                       --------------  --------------
BANKING -- 2.6%
Norwest Corporation.....................................................       90,088  $    2,547,439  $    5,067,450
Wells Fargo & Company...................................................       20,366       5,085,383       5,488,637
                                                                                       --------------  --------------
                                                                                       $    7,632,822  $   10,556,087
                                                                                       --------------  --------------
TOTAL COMMON STOCKS -- 73.1%............................................               $  220,997,071  $  302,000,637
                                                                                       --------------  --------------
CONVERTIBLE PREFERRED STOCKS
REAL ESTATE INVESTMENT TRUST -- 1.3%
Excel Realty Trust, Inc.................................................      200,000  $    5,000,000  $    5,450,000
                                                                                       --------------  --------------
FINANCIAL SERVICES -- 0.5%
Phoenix Duff & Phelps Corporation (Series A)............................       75,000  $    1,851,805  $    2,053,125
                                                                                       --------------  --------------
CONVERTIBLE BONDS AND DEBENTURES
REAL ESTATE INVESTMENT TRUST -- 2.1%
Alexander Haagen Properties (Series A) -- 7 1/2% 2001...................  $ 1,050,000  $      916,125  $    1,018,500
Alexander Haagen Properties (Series B) -- 7 1/2% 2001...................    2,750,000       2,459,375       2,667,500
Developers Diversified Realty Corporation -- 7% 1999....................    2,500,000       2,430,625       2,984,375
Rockefeller Center Properties, Inc. -- 0% 2000..........................    3,005,000       2,062,516       2,065,938
                                                                                       --------------  --------------
                                                                                       $    7,868,641  $    8,736,313
                                                                                       --------------  --------------
HEALTH CARE -- 1.2%
IVAX Corporation -- 6 1/2% 2001.........................................  $ 1,500,000  $    1,256,125  $    1,359,375
NovaCare, Inc. -- 5 1/2% 2000...........................................    4,000,000       3,625,000       3,760,000
                                                                                       --------------  --------------
                                                                                       $    4,881,125  $    5,119,375
                                                                                       --------------  --------------
PRODUCER DURABLE GOODS -- 0.8%
Diagnostic/Retrieval Systems, Inc.
  -- 8 1/2% 1998........................................................  $   719,000  $      627,328  $      720,348
  -- 9% 2003............................................................    2,000,000       2,000,000       2,460,000
                                                                                       --------------  --------------
                                                                                       $    2,627,328  $    3,180,348
                                                                                       --------------  --------------
TOTAL CONVERTIBLE SECURITIES -- 5.9%....................................               $   22,228,899  $   24,539,161
                                                                                       --------------  --------------

NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE -- 7.0%
Busse Broadcasting Corporation -- 11 5/8% 2000..........................  $ 2,350,000  $    2,275,325  $    2,491,000
Genesco Inc. -- 10 3/8% 2003............................................    1,150,000       1,127,000       1,191,688
GPA Delaware Inc. -- 8 3/4% 1998........................................    2,000,000       2,012,500       2,045,000
Kidder Peabody Mortgage Assets (CMO) -- 8.45% 2018......................    1,226,500       1,220,381       1,227,266
Merrill Lynch Mortgage Investors, Inc.
 Series 1992-B -- 8.3% 2012.............................................    1,600,000       1,625,750       1,631,500
Pacific Lumber Company, The -- 10 1/2% 2003.............................    1,000,000         967,500       1,032,500
Plantronics, Inc. -- 10% 2001...........................................    8,470,000       8,611,244       8,724,100
Primark Corporation -- 8 3/4% 2000......................................    6,472,000       6,303,973       6,601,440
Trump Atlantic City Associates -- 11 1/4% 2006..........................    4,000,000       3,925,000       3,910,000
                                                                                       --------------  --------------
                                                                                       $   28,068,673  $   28,854,494
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS
                                   CONTINUED

NON-CONVERTIBLE BONDS AND DEBENTURES (CONTINUED)                          Face Amount       Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
U.S. GOVERNMENT AND AGENCIES -- 3.5%
Federal Home Loan Bank
  -- 4.58% 1998 (Floating Rate Note)....................................  $ 1,000,000  $    1,000,000  $      990,625
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO)...................................................    4,810,600         637,303         681,000
  -- 7% 2023 (CMO)......................................................    2,203,400       2,241,995       2,106,313
  -- 8 1/2% 2024 (REMIC)................................................    3,000,000       3,018,750       3,031,875
  -- 10.15% 2006 (REMIC)................................................      352,000         349,097         355,740
Federal National Mortgage Association
  -- 7% 2008 (REMIC)....................................................    1,825,400       1,814,015       1,802,582
  -- 8% 2011 (REMIC)....................................................    1,050,000       1,055,250       1,058,531
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2006........................................................      271,500         288,221         286,772
  -- 9 3/4% 2010........................................................    1,803,700       1,908,919       1,905,158
  -- 10 1/4% 2001-2004..................................................      425,300         452,813         454,274
Government National Mortgage Association
  -- 7.99125% 2010 (REMIC)..............................................    1,965,000       1,965,021       1,978,509
                                                                                       --------------  --------------
                                                                                       $   14,731,384  $   14,651,379
                                                                                       --------------  --------------
OTHER NON-CONVERTIBLE BONDS
  AND DEBENTURES -- 0.5%................................................               $    2,035,000  $    2,022,500
                                                                                       --------------  --------------
TOTAL NON-CONVERTIBLE BONDS
  AND DEBENTURES -- 11.0%...............................................               $   44,835,057  $   45,528,373
                                                                                       --------------  --------------
TOTAL INVESTMENT SECURITIES -- 90.0%....................................               $  288,061,027  $  372,068,171
                                                                                       --------------  --------------
                                                                                       --------------
SHORT-TERM INVESTMENTS -- 9.5%
Short-term Corporate Notes:
  AT&T Corp. -- 5.53% 7/1/97............................................  $ 5,000,000                  $    5,000,000
  MetLife Funding, Inc. -- 5.58% 7/8/97.................................    3,000,000                       2,996,745
  PepsiCo, Inc. -- 5 1/2% 7/14/97.......................................    3,000,000                       2,994,042
  Sherwin-Williams Company, The -- 5.52% 7/18/97........................    2,000,000                       1,994,787
  Sherwin-Williams Company, The -- 5.51% 7/18/97........................    5,000,000                       4,986,990
  PepsiCo, Inc. -- 5.52% 7/18/97........................................    1,200,000                       1,196,872
  Philip Morris Companies Inc. -- 5.53% 7/21/97.........................    1,000,000                         996,928
  Philip Morris Companies Inc. -- 5.55% 7/21/97.........................    1,000,000                         996,917
  Sherwin-Williams Company, The -- 5.53% 7/21/97........................    3,000,000                       2,990,783
  MetLife Funding, Inc. -- 5.51% 7/24/97................................    4,000,000                       3,985,919
  MetLife Funding, Inc. -- 5.55% 7/29/97................................    1,000,000                         995,683
  Philip Morris Companies Inc. -- 5.55% 8/11/97.........................    1,000,000                         993,679
  Sherwin-Williams Company, The -- 5.57% 8/21/97........................    5,500,000                       5,456,600
  MetLife Funding, Inc. -- 5.55% 8/25/97................................    3,500,000                       3,470,323
State Street Bank Repurchase Agreement -- 5 1/2% 07/01/97
 (collateralized by U.S. Treasury Notes -- 5 1/2% 2000,
 market value $164,023).................................................      159,000                         159,022
                                                                                                       --------------
                                                                                                       $   39,215,290
                                                                                                       --------------
TOTAL INVESTMENTS -- 99.5%..............................................                               $  411,283,461
Other assets less liabilities -- 0.5%...................................                                    2,175,457
                                                                                                       --------------
TOTAL NET ASSETS -- 100%................................................                               $  413,458,918
                                                                                                       --------------
                                                                                                       --------------

* Non-income producing securities
See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended June 30, 1997

                                                                                                                 Shares or
                                                                                                                Face Amount
                                                                                                              ----------------
NET PURCHASES

COMMON STOCKS
Graco Inc...................................................................................................       37,200 shs.
Holophane Corporation.......................................................................................       65,200 shs.
Kennametal Inc..............................................................................................       22,000 shs.
Methode Electronics, Inc. (Class A).........................................................................       81,800 shs.
Nucor Corporation...........................................................................................       17,000 shs.
OM Group, Inc...............................................................................................       55,800 shs.
O'Reilly Automotive, Inc....................................................................................       16,700 shs.
Viking Office Products, Inc.(1).............................................................................      163,300 shs.

CONVERTIBLE SECURITIES
Alexander Haagen Properties (Series B) -- 7 1/2% 2001.......................................................  $      1,000,000
NovaCare, Inc. -- 5 1/2% 2000...............................................................................  $      1,000,000

NET SALES

COMMON STOCKS
Arbor Drugs, Inc............................................................................................       61,600 shs.
Bandag, Incorporated........................................................................................       51,000 shs.
Dover Corporation(2)........................................................................................      139,900 shs.
Expeditors International of Washington, Inc.................................................................       27,000 shs.
Genuine Parts Company(2)....................................................................................       72,400 shs.
Horace Mann Educators Corporation...........................................................................       56,600 shs.
Leggett & Platt, Incorporated...............................................................................       15,100 shs.
Manpower Inc................................................................................................       67,400 shs.
Norwest Corporation.........................................................................................       14,600 shs.
Progressive Corporation, The................................................................................        9,800 shs.
Unifi, Inc..................................................................................................      122,600 shs.

CONVERTIBLE SECURITIES
Fabri-Centers of America Inc. -- 6 1/4% 2002(2).............................................................  $      7,000,000
Healthsource Inc. -- 5% 2003(2).............................................................................  $      2,500,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       June 30, 1997
                                                                                               ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $288,061,027) -- Note A..........................................................  $  372,068,171
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A.................................................      39,215,290  $  411,283,461
                                                                                               --------------
  Cash.......................................................................................                             817

  Receivable for:
    Dividends and accrued interest...........................................................  $    1,738,168
    Investment securities sold...............................................................         955,471       2,693,639
                                                                                               --------------  --------------
                                                                                                               $  413,977,917

LIABILITIES
  Payable for:
    Advisory fees............................................................................  $      238,964
    Accrued dividends -- Preferred Stock.....................................................         196,921
    Accrued expenses.........................................................................          83,114         518,999
                                                                                               --------------  --------------
TOTAL NET ASSETS -- June 30, 1997............................................................                  $  413,458,918
                                                                                                               --------------
                                                                                                               --------------

  Assets applicable to Preferred Stock at a liquidation preference of
    $27.50 per share (asset coverage 763%) -- Note B.........................................                  $   54,153,330
                                                                                                               --------------
                                                                                                               --------------

  Net assets applicable to Common Stock -- $49.18 per share..................................                  $  359,305,588
                                                                                                               --------------
                                                                                                               --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B......................                  $    5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares; outstanding 7,306,292
    shares -- Note B.........................................................................                       7,306,292
  Additional Paid-in Capital.................................................................                     292,916,477
  Undistributed net realized gain on investments.............................................                      31,922,570
  Unrealized appreciation of investments.....................................................                      84,007,144
  Unallocated distributions -- Note A........................................................                      (8,601,201)
                                                                                                               --------------
TOTAL NET ASSETS -- June 30, 1997............................................................                  $  413,458,918
                                                                                                               --------------
                                                                                                               --------------

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1997

INVESTMENT INCOME
  Income:
    Interest.........................................................................               $ 3,588,677
    Dividends........................................................................                 2,115,851
                                                                                                    -----------
                                                                                                    $ 5,704,528
  Expenses -- Note C:
    Advisory fees....................................................................  $ 1,353,847
    Transfer agent fees and expenses.................................................      127,252
    Reports to shareholders..........................................................      119,870
    Directors' fees and expenses.....................................................       40,177
    Taxes, other than federal income tax.............................................       33,320
    Legal and auditing fees..........................................................       32,566
    Custodian fees and expenses......................................................       24,636
    Registration and filing fees.....................................................       16,320
    Insurance........................................................................       12,195
    Other expenses...................................................................          380    1,760,563
                                                                                       -----------  -----------
        Net investment income -- Note A..............................................               $ 3,943,965
                                                                                                    -----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized gain on investments:
    Proceeds from sale of investment securities
      (Excluding short-term investments with maturities of 60 days or less)..........  $79,190,893
    Cost of investment securities sold...............................................   51,630,741
                                                                                       -----------
      Net realized gain on investments -- Notes A and D..............................               $27,560,152

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period...................................  $71,695,457
    Unrealized appreciation at end of period.........................................   84,007,144
                                                                                       -----------
      Increase in unrealized appreciation of investments.............................                12,311,687
                                                                                                    -----------
        Net realized and unrealized gain on investments..............................               $39,871,839
                                                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................................................................               $43,815,804
                                                                                                    -----------
                                                                                                    -----------

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                               For the six months ended         For the year ended
                                                                    June 30, 1997                December 31, 1996
                                                             ----------------------------  -----------------------------
INCREASE IN TOTAL NET ASSETS
Operations:
  Net investment income....................................  $  3,943,965                  $   9,449,105
  Net realized gain on investments
    -- Notes A and D.......................................    27,560,152                     44,976,665
  Increase in unrealized appreciation of investments.......    12,311,687                     14,692,796
                                                             ------------                  -------------
Increase in total net assets resulting
  from operations..........................................                $   43,815,804                 $   69,118,566

Distributions to Preferred shareholders:
  From net investment income...............................                    (2,363,054)                    (4,726,109)

Distributions to Common shareholders:
  From net investment income...............................  $ (4,902,802)                 $  (3,718,587)
  From net realized capital gains..........................       --                         (40,614,247)
  Unallocated -- Note A....................................    (8,601,201)    (13,504,003)      --           (44,332,834)
                                                             ------------                  -------------
  Proceeds from shares issued for distributions reinvested
    by shareholders -- Note B..............................                     3,363,744                       --
                                                                           --------------                 --------------
Increase in total net assets...............................                $   31,312,491                 $   20,059,623

TOTAL NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $3,321,891 and $2,317,482.............................                   382,146,427                    362,086,804
                                                                           --------------                 --------------
End of period, including
  undistributed net investment income
  of $3,321,891 at December 31, 1996.......................                $  413,458,918                 $  382,146,427
                                                                           --------------                 --------------
                                                                           --------------                 --------------

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
  Selected data for a share of Common Stock outstanding throughout each period

                                                                        Six
                                                                      Months             Year ended December 31,
                                                                       Ended    ------------------------------------------
                                                                     June 30,
                                                                       1997       1996       1995       1994       1993
                                                                     ---------  ---------  ---------  ---------  ---------
Per share operating performance:
Net asset value at beginning of period.............................  $   45.35  $   42.58  $   38.52  $   41.85  $   42.87
                                                                     ---------  ---------  ---------  ---------  ---------
Net investment income..............................................  $    0.54  $    1.30  $    1.48  $    1.62  $    1.94
Net realized and unrealized gain (loss)
  on investment securities.........................................       5.46       8.25       6.84      (0.67)      1.32
                                                                     ---------  ---------  ---------  ---------  ---------
  Total from investment operations.................................  $    6.00  $    9.55  $    8.32  $    0.95  $    3.26
                                                                     ---------  ---------  ---------  ---------  ---------
Distributions to Preferred shareholders:
  From net investment income.......................................  $   (0.32) $   (0.65) $   (0.66) $   (0.69) $   (0.72)
Distributions to Common shareholders:
  From net investment income.......................................      (0.67)     (0.51)     (0.50)     (1.14)     (1.39)
  From net realized gains..........................................         --      (5.62)     (3.10)     (2.03)     (2.21)
  In excess of net realized gains..................................         --         --         --      (0.02)        --
  From Additional Paid-in Capital..................................         --         --         --      (0.41)        --
  Unallocated......................................................      (1.18)        --         --         --         --
                                                                     ---------  ---------  ---------  ---------  ---------
    Total distributions............................................  $   (2.17) $   (6.78) $   (4.26) $   (4.29) $   (4.32)
                                                                     ---------  ---------  ---------  ---------  ---------
Effect of shares issued for distributions
  reinvested by Common shareholders................................         --         --         --  $    0.01  $    0.04
                                                                     ---------  ---------  ---------  ---------  ---------

Net asset value at end of period...................................  $   49.18  $   45.35  $   42.58  $   38.52  $   41.85
                                                                     ---------  ---------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------  ---------  ---------
Per share market value at end of period............................  $   47.00  $   45.50  $   41.88  $   37.00  $   43.25
Total investment return(1).........................................       7.5%      24.5%      23.4%     (6.5)%     (1.8)%
Net asset value total return(2)....................................      12.9%      21.9%      20.7%       0.6%       6.3%

Ratios/supplemental data:
  Net assets at end of period
    (in thousands).................................................   $413,459   $382,146   $362,087   $329,427   $330,465
  Ratio of expenses to average
    net assets.....................................................      0.90%(3)     0.89%     0.91%     0.96%      0.95%
  Ratio of net income to average
    net assets.....................................................      2.02%(3)     2.52%     3.04%     3.36%      3.86%
  Portfolio turnover rate..........................................     31.81%(3)    41.04%    51.44%    71.39%     73.91%
  Average brokerage commission
    per share......................................................    $0.0577    $0.0589         --         --         --

Preferred Stock:
Total shares outstanding(4)........................................  1,969,212  1,969,212  1,969,212  1,969,212  1,969,212
Asset coverage per Share(4)........................................    $209.96    $194.06    $183.87    $167.29    $167.82
Involuntary liquidation preference per share.......................     $27.50     $27.50     $27.50     $27.50     $27.50
Average market value per share(5)..................................     $28.50     $28.50     $28.00     $27.89     $30.24


                                                                       1992
                                                                     ---------
Per share operating performance:
Net asset value at beginning of period.............................  $   41.23
                                                                     ---------
Net investment income..............................................  $    1.98
Net realized and unrealized gain (loss)
  on investment securities.........................................       3.96
                                                                     ---------
  Total from investment operations.................................  $    5.94
                                                                     ---------
Distributions to Preferred shareholders:
  From net investment income.......................................  $   (0.73)
Distributions to Common shareholders:
  From net investment income.......................................      (1.02)
  From net realized gains..........................................      (2.58)
  In excess of net realized gains..................................         --
  From Additional Paid-in Capital..................................         --
  Unallocated......................................................         --
                                                                     ---------
    Total distributions............................................  $   (4.33)
                                                                     ---------
Effect of shares issued for distributions
  reinvested by Common shareholders................................  $    0.03
                                                                     ---------
Net asset value at end of period...................................  $   42.87
                                                                     ---------
                                                                     ---------
Per share market value at end of period............................  $   47.75
Total investment return(1).........................................      17.0%
Net asset value total return(2)....................................      13.3%
Ratios/supplemental data:
  Net assets at end of period
    (in thousands).................................................   $332,574
  Ratio of expenses to average
    net assets.....................................................      0.94%
  Ratio of net income to average
    net assets.....................................................      3.93%
  Portfolio turnover rate..........................................     69.01%
  Average brokerage commission
    per share......................................................         --
Preferred Stock:
Total shares outstanding(4)........................................  1,969,212
Asset coverage per Share(4)........................................    $168.89
Involuntary liquidation preference per share.......................     $27.50
Average market value per share(5)..................................     $29.21

(1) Based on market value per share, adjusted for reinvestment of distributions and taxes

(2) Based on net asset value per share, adjusted for reinvestment of distributions and taxes

(3) Annualized

(4) Information shown as of the end of the period

(5) The average of all month-end market values during each period

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1997

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NAS-DAQ National Market System are valued at the last sale price on the last business day of the period, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted are valued at the mean between the most recent bid and asked prices. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3.  UNALLOCATED DISTRIBUTIONS--Un-

allocated distributions represent distributions paid to Common shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

      4. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      5. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      The Company issued 74,182 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 1997.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the six months ended June 30, 1997, the Company paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 1997, the Company incurred legal fees of $3,491 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

      Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $57,442,954 for the six months ended June 30, 1997. Cost of investment securities owned at June 30, 1997 was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method.

                              SOURCE CAPITAL, INC.
                                     [LOGO]

DIRECTORS
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Lawrence J. Sheehan
Charles W. Stanton
Kenneth L. Trefftzs
OFFICERS
Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER
INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (212) 613-7427

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

SOURCE CAPITAL, INC.                             BULK RATE
11400 West Olympic Boulevard, Suite 1200       U.S. POSTAGE
Los Angeles, California 90064                      PAID
                                                   CMSS